FUNDS FOR INSTITUTIONS SERIES

BlackRock Premier Government Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

FFI Government Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated November 22, 2019 to the

Summary Prospectuses, Prospectus and Statement of Additional Information

of the Funds, each dated August 28, 2019, as supplemented to date

On November 12, 2019, the Board of Trustees of Funds For Institutions Series, on behalf of each Fund, approved a proposal to liquidate and terminate each Fund subject to a Plan of Liquidation and Termination. The Plan of Liquidation and Termination will be presented to the shareholders of each Fund and must be approved by the requisite number of shares of each Fund before a liquidation and termination of a Fund can occur.

Joint special meetings of shareholders of each Fund to consider the Plan of Liquidation and Termination are expected to be held on February 10, 2020. The record date for the joint special meetings is December 13, 2019. If approved by shareholders of a Fund, the liquidation date for such Fund is expected to be on or around February 13, 2020. The approval of the Plan of Liquidation and Termination with respect to each Fund is not contingent upon the approval of the Plan of Liquidation and Termination with respect to any other fund.

Additionally, effective November 22, 2019, BlackRock Advisors, LLC (“BlackRock”) will waive or reimburse all operating expenses of each Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be discontinued by BlackRock at any time without notice.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFIS-1119SUP